Exhibit 99.2

August 2019

This investor presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a s olicitation of an offer to buy, or a recommendation to purchase any equity or debt or other financial instruments of Boxwood Merger Corp. (“Boxwood”)., Atlas Technical Consultants (“Atlas”) or their respective affilia tes . This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the “Transaction”) between Boxwood and Atlas, and for no other pur pose. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various interna l and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained her ein . Any data on past performance or modeling contained herein is not an indication as to future performance. Boxwood and Atlas assume no obligation to update the information in this presentation, except as re qui red by law. Furthermore, any and all trademarks and trade names referred to in this presentation are the property of their respective owners. Forward - Looking Statements. This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securi ties Litigation Reform Act of 1996. Boxwood’s and Atlas’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on the se forward - looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “p red icts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, Boxwood’s and Atlas’ expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction, the level of redemptions by Boxwood’s public stockholders in connectio n w ith the Transaction, and the timing of the completion of the Transaction. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Boxwood’s and Atlas’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any eve nt, change or other circumstance that could give rise to the termination of a definitive agreement for the proposed Transaction (the “Transaction Agreement”) or could otherwise cause the Transaction to fail to clos e; the outcome of any legal proceedings that may be instituted against Boxwood, Atlas or any of their respective directors or officers, following the announcement of the Transaction Agreement and the transaction s c ontemplated therein; the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of Boxwood or other conditions to closing in the Transaction Agreement; delays in obta ini ng, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the transactions contemplated by the Transaction Agreement; the ab ili ty to obtain or maintain the listing of Boxwood’s shares of Class A common stock on Nasdaq following the Transaction; the risk that the announcement and consummation of the Transaction disrupts current plan s a nd operations; the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manag e g rowth profitably, maintain relationships and retain its key employees; costs related to the Transaction; changes in the applicable laws or regulations; the possibility that Atlas or the combined company ma y be adversely affected by other economic, business, and/or competitive factors; demand for Atlas products and services; Atlas’ business strategy; Atlas’ financial strategy, operating cash flows, liquidity and capital required for Atlas’ business; Atlas’ future revenue, income and operating performance; the termination of relationships with major customers; laws and regulations, including environmental regulations , t hat may increase Atlas’ costs, limit the demand for its products and services or restrict its operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; a f ail ure of Atlas’ information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; Atlas’ dependence on the continuing services of certain of Atlas’ key m ana gers and employees; plans, objectives, expectations and intentions that are not historical; and other risks and uncertainties identified in this presentation or indicated from time to time in the proxy sta tem ent to be filed relating to the Transaction, including those under the section entitled “Risk Factors” therein and in Boxwood’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Boxwood caution s t hat the foregoing list of factors is not exclusive. Boxwood cautions readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made. Neither Boxwood nor Atlas undert ake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or cir cumstances on which any such statement is based. No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No Representation or Warranty. None of Boxwood, Atlas or any of their respective affiliates makes any representation or warranty as to the accuracy or compl et eness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a furth er review of the Transaction and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment d eci sion or any other decision in respect of the Transaction. Financial Information. The financial information contained in this presentation has been taken from or prepared based on the historical financial st at ements of Atlas, for the periods presented. An audit of these financial statements is in process and will be incorporated in the proxy statement relating to the Transaction, however none of the historical financial information contained herein has been audited, reviewed, compiled or been subject to any procedures by any auditors and actual historical financial information could differ materiall y f rom the information contained herein. Disclaimer 1

Use of Projections. This presentation contains financial forecasts, including with respect to Atlas’ Adjusted EBITDA, revenue and free cash flow fo r 2019 and 2020, among others. Neither Boxwood’s nor Atlas’ independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the pur pos e of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projectio ns are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for p urposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant bu sin ess, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a n umber of factors outside of Atlas’ control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Atlas or the combined company after the Transaction or that actua l r esults will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representati on by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in whic h Atlas competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Use of Non - GAAP Financial Matters. This presentation includes non - GAAP financial measures, including Adjusted EBITDA, adjusted gross revenue, net revenue and free cash flow. Boxwood and Atlas believe that these non - GAAP measures are useful to investors for two principal reasons. First, the believe these measures may assist inv estors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these me asu res are used by Atlas’ management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Atlas and the combined company to its competi tio n. Boxwood and Atlas believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - GAAP measures sho uld not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA, adjusted gross revenue, net revenue and fr ee cash flow and other non - GAAP financial measures differently, and therefore Atlas’ non - GAAP financial measures may not be directly comparable to similarly titled measures of other companies. For reconcili ation of the non - GAAP measures used in this presentation, see “Reconciliation of Non - GAAP Items” in the Appendix at the end of this presentation. Additional Information About the Transaction and Where to Find It. In connection with the proposed Transaction, Boxwood intends to file preliminary and definitive proxy statements with the SEC . The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of Boxwood as of the record date established for voting on the proposed transaction and will contain important information about the proposed transaction and related matters. Boxwood stockholders and other interested p ers ons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Boxwood’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed transaction, because the proxy statement will contain important information about Boxwood, Atlas and the proposed transaction . W hen available, the definitive proxy statement will be mailed to Boxwood stockholders as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obt ain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood when and if available, can be obtained free of charge o n B oxwood’s website at www.boxwoodmc.com or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at (310) 801 - 5786. Participants in the Solicitation. Boxwood and Atlas and their respective directors and executive officers may, under SEC rules, be deemed participants in the s ol icitation of proxies of Boxwood stockholders in connection with the proposed transaction. Information about such persons, including their names and a description of their in ter ests in Boxwood, Atlas and the proposed transaction, as applicable, will be set forth in the proxy statement for the proposed transaction, when it becomes available. The proxy statement will be available free of ch arg e from the sources indicated above. Disclaimer 2

Presenters Steve Kadenacy Boxwood CEO and Atlas Executive Chairman 1 Former President, COO & CFO of AECOM Former Board Member, ABM Industries Previously Partner, KPMG (Economic Consulting) Unique combination of C - suite experience at a Fortune 150 company with significant experience in M&A and capital markets Duncan Murdoch Boxwood Chief Investment Officer Former Senior Managing Director at Macquarie, Principal Transactions Group Led numerous investments and served on boards across multiple sectors including infrastructure, business services and environmental services 20+ years of experience in private equity investing and investment banking Joe Boyer Atlas Chief Executive Officer Former CEO of Atkins North America Oversaw the delivery of infrastructure planning, engineering, architecture, construction management, environmental consulting and program management services at Atkins Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division 30+ years of experience Walter Powell Atlas Chief Financial Officer Former Audit Partner with Deloitte & Touche , LLP Responsible for audits of public and private companies ranging in size from $20 million in revenue to $40 billion in revenue 25+ years of experience Uniquely experienced management team committed to driving continued growth of the Atlas platform 3 Note: 1. Steve Kadenacy to become Atlas Executive Chairman upon the closing of the transaction

Contents 1 2 4 5 Introduction Business Overview Key Financial Metrics Transaction Overview 3 Growth Strategy A Appendix

Introduction 1

8% 6% 76% Atlas Overview No customer greater than 8% of 2018A net revenue; 76% was from outside of top 10 accounts 2018A Net Revenue by Customer Annual Customers 9,000+ Diverse Group of High Quality Customers Atlas Today National Platform of Scale Atlas Locations Key Markets 2019E Gross Revenue $67m 2019E Pro Forma Adj EBITDA Margin 1 6 Acquisitions Since 2017 100+ T&M & Cost - Plus Contracts <$10k+ Average Project Size 95%+ YoY Net Revenue Growth 2 50,000+ Annual Projects 13% YoY Adj. EBITDA Growth 2 Leading Provider of Technical Services Testing, Inspection & Consulting • Materials, Engineering & Testing • Construction Quality Assurance • Environmental Services • Disaster Response & Recovery Engineering, Planning & Design • Engineering & Design Services • Program Management • Construction Support Services Select Customers $482m 6 <$10k 50,000+ 17.5% 95%+ 5.9% 20.5% Note: 1. Atlas Adjusted EBITDA adjusted for public company costs of $2.5m and run - rate synergies of $7.5m 2. Net revenue and Adj. EBITDA growth calculated from six months ended June 2018 and June 2019 on a pro forma basis as if all ac qui sitions were consummated at the beginning of the relevant period 3. Management estimates 6 80% of Sales 3 20% of Sales 3 Specialized provider of testing, inspection and engineering services to support and maintain critical infrastructure

Scalable Platform via Organic and Acquisitive Growth Highly Visible, Recurring Revenue Profile Durable Economic Model De - Risked Business Profile Delivering on Boxwood’s Stated Strategy Atlas exhibits all of the key factors central to Boxwood’s stated strategy Increasing technical requirements and customer professionalization Predictable maintenance / turnaround activities Safety requirements Regulatory / environmental compliance operating environment Demand for nationwide footprint Efficiencies from enhanced scale / utilization Aging, under - invested infrastructure Emerging technologies driving change     Key Factors Driving Services Demand 7 Highly Visible, Recurring Revenue Profile Robust backlog with 115% 2019E gross revenue coverage 1 Durable Economic Model Mission - critical testing, inspection and consulting services provide defensibility De - Risked Business Profile 95%+ revenue from Cost - Plus and Time & Materials contracts across a diversified set of service offerings Scalable Platform Business at an inflection point with both acquisitive and organic growth opportunities Note: 1. 2019E gross revenue coverage is defined as the ratio between the current contracted backlog as of December 2018 and 2019E gro ss revenue

Atlas was founded to benefit from key growth trends, especially the growing need to inspect, repair, maintain and invest in critical infrastructure in the U.S. Atlas’ Visionary Strategy Strategically Positioned Purposely positioned to capitalize on key trends driving growth in services created by the backlog of infrastructure, creativ e m eans of project funding and continued quality assurance outsourcing Regional Market Leadership with National Scale Acquisitions of regional market leaders with superior service capabilities, local relationships and specialized expertise to exp and across the national platform Targeted Geographic Expansion Targeted operations in high - growth, large spend infrastructure geographies with favorable tailwinds including outsourcing trends Disciplined Approach to M&A Increasing service diversity enables multiple client touchpoints and large cross - sell opportunities The Atlas Difference 8 Note: 1. 2015 FAST Act; 2016 PIPES Act; The White House • Sizable portion of U.S. roads, bridges, dams, and electrical infrastructure is in need of repair, upgrade, or replacement • $900+ billion in infrastructure funding approved through 2020 • $2+ trillion gap between the estimated funding and total need of the U.S. infrastructure system through 2025 Large and Growing Infrastructure Spending 1 • Public and private entities are increasingly outsourcing construction and environmental services in an effort to reduce costs, decrease staff, and avoid non - compliance • State DoTs increasingly outsource QA projects with capacity increases and complexity Growing Need for Outsourced Quality Assurance • Smaller, regional players benefit from reputation and connectivity of national platform • Highly fragmented market provides an immense number of opportunities for accretive add - ons Proven Benefits to Platform Strategy Key Trends Targeted

Assembled through the combination of industry - leading companies to form a national platform, the proposed transaction accelerates Atlas’ strategic plans Purpose Built Platform Forming the Strategy Joe Boyer created the Atlas playbook and initiated M&A discussions to create the platform 2016 Establishing the Platform Acquired three regional market leaders in Texas, Georgia and California 2017 Executing the Atlas Playbook Integration of platform and cross - selling jumpstarted backlog growth 2018 Creating National Scale Merger with ATC established national platform 2019 Vision 9 Publicly - Traded Market Leading Platform • Accelerate Atlas’ plans to be a public company – Large customers prefer listed service providers, public currency enhances M&A strategy • Like - minded partnership with Steve Kadenacy , who has directly relevant operating experience and targeted a similar strategy through Boxwood • Co - sponsorship of Macquarie, global leader in infrastructure Boxwood is the Ideal Partner for Atlas Future National - Scale Platform Today

$343 $352 $365 $396 $442 2017A 2018A LTM Jun-19 2019E 2020E Growth driven by implementing Atlas’ strategy of creating a national platform to acquire regional leaders Accelerating Growth 10 Note: 1. Backlog is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period with certain purchased companies estimated by Atlas management 2. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 3. Atlas Adjusted EBITDA adjusted for public company costs of $2.5m and run - rate synergies of $7.5m 4. Defined as Pro Forma Adjusted EBITDA / Net Revenue Pro Forma Contracted and Funded Backlog 1 ($ in millions) $56 $57 $62 $69 $76 2017A 2018A LTM Jun-19 2019E 2020E Net Revenue 2 ($ in millions) Adj. EBITDA 2,3 ($ in millions) Significant Growth in Backlog Starting in 2018… …Delivering Accelerated Growth in 2019 and Beyond $495 $502 $553 $611 Dec-16 Dec-17 Dec-18 Jun-19 2.7% EBITDA Margin 4 16.3% 17.1% 17.5% 17.2% 16.2%

12.4% 12.7% Atlas NVEE Source: FactSet, company filings, Market data as of 8/9/2019, Net Revenue figures used where available, EBITDA margin calcula ted as % of Net Revenue where available Note: 1. Atlas Adjusted EBITDA, multiple and Illustrative Enterprise Value adjusted for $2.5m of public company costs, $7.5m of run - rate synergies and tax benefit from asset step - up; Illustrative Enterprise Value at $10.00 per share 2. Key Peers: NV5 Global, Inc., Tetra Tech, Inc. and Intertek Group plc 3. Defined as (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA 4. Engineering & Design (“E&D”) Peers: NV5 Global, Inc., Tetra Tech, Inc., Parsons Corporation, Stantec Inc., WSP Global Inc., J aco bs Engineering Group Inc. and AECOM 5. Testing & Inspection (“T&I”) Peers: Applus Services, S.A., ALS Limited, Bureau Veritas S.A., Intertek Group plc and SGS S.A. 6. Professional Services Peers: Accenture plc, Booz Allen Hamilton Inc., CGI Inc., FTI Consulting, Inc., Huron Consulting Group, IC F International, Inc. and Navigant Consulting, Inc. 7. Assumes 8% FY2020 organic net revenue growth for NV5 Global, Inc. (in line with NV5 2018 Annual Report Press Release filed 3/ 7/2 019) Robust Fundamentals Support Valuation Upside Attractive, Visible Growth Profile 2020E FCF Conversion (%) 3 11 Key Peers 8.6x 13.7x 11.2x 11.4x 13.4x Atlas Key Peers E&D Peers T&I Peers Professional Services Peers EV / 2020E EBITDA 1 Compelling Margin and FCF Dynamics 91.7% 87.9% Atlas NVEE Key Peers 2 2 2 4 5 6 11.6% 7.1% Atlas NVEE 2019E Net Revenue Growth (%) 2020E Net Revenue Growth (%) Key Peers 2,7 2020E EBITDA Margin (%) 17.2% 16.6% Atlas NVEE Key Peers 2

Investment Highlights Entrenched long - term relationships with high quality customers base 3 Strong sector tailwinds driving demand 4 Significant backlog growth provides confidence in near - term projections 5 Repeatable, contracted revenue base derived mostly from non - discretionary testing and inspection projects 2 Proven ability to leverage scale and execute cross - selling strategy 6 Provider of highly - technical, mission - critical services 1 Disciplined M&A strategy 7 Superior margins and FCF conversion 8 12 Compelling valuation relative to peers 9

Business Overview 2

• Materials, Engineering & Testing • Design / Construction Quality Assurance • Environmental Services • Disaster Response & Recovery Broad Range of Highly Technical, Mission - Critical Services Atlas provides a diverse set of technical services needed to inspect, maintain, repair, and invest in infrastructure 14 • Engineering & Design Services • Program Management • Project Support Services Example of Atlas Services by End Market Key Tenets of Atlas Services Testing, Inspection & Consulting Engineering, Planning & Design 1. Trusted Advisor – Services ensure safety of employees, customers and the general public 2. Technical Expertise – Highly - skilled employee base able to add value to a diverse array of projects 3. Compliance Driven – Non - discretionary, highly recurring services 4. Local Knowledge and Relationships – Extensive knowledge and expertise of local regulations and codes 5. National Scale and Reputation – Strategic footprint enables the Company to deliver highly customized solutions nationwide 6. No Construction – Atlas does not perform construction or take construction risk Reinforced concrete testing and inspection for facility renovations Structural inspection and materials testing for tanks and retention ponds Geotechnical and structural inspection for renovations and expansions Materials testing, QA, engineering, inspection and design for road, bridge, and airport modifications Transportation Commercial Industrial Government Education Water System - wide operations and maintenance for remediation systems Program management, design, and oversight for publicly funded projects 20% 80% Engineering, Planning & Design Testing, Inspection & Consulting Net Revenue by Service 1 44% 26% 14% 8% 7% 1% Commercial Transportation Industrial Government Education Water Net Revenue by End Market 1 Atlas Services Note: 1. Management estimates

Deep Technical Expertise Trusted to Maintain Our Nation’s Infrastructure Atlas’ technical services are provided by a highly skilled base of employees Highly Skilled Base of Technical Employees 1 ▪ Experienced mix of scientists, engineers, and field experts are highly mobile and versatile, driving utilization across the C omp any ~2,100 Total Technical Staff 15 ~ 160 51 90 233 271 586 707 Other Field Staff Industrial Hygienists Professionals Engineers Scientists Inspectors Field Technicians Note: 1. As of February 2019 • Quality control inspections and materials testing including bolts torque, shock dampers installation, and concrete testing since 1997 • On - site fabrication inspections of the safety barrier and welding and bolting inspection in the field Stanford University Hospital Specialized Testing & Inspection Representative Services • Specialty welding inspections of 18,000 tons of structural steel fabricated in two locations using two shifts for an 18 - month period • Complex construction phasing required 18 on - site professionals per day and an additional 7 for off - site inspections • Identified source of Underground Storage Tank (“UST”) leak that had migrated into high traffic area • Conducted specialized testing of soil & groundwater to mitigate risks stemming from leakage Phillips 66 Subsurface Inspection & Investigation Golden Gate Bridge Quality Assurance & Materials Testing

13+ 15+ 15+ 18+ 20+ 25+ 25+ 25+ 30+ 30+ 1 2 3 4 5 6 7 8 9 10 Transportation Government Commercial Education Water Industrial Atlas’ technical expertise, performance and strong relationships have led to decades - long relationships with customers, providing a strong base of repeating revenues Long - Term Customer Relationships and Diverse Revenue Base Entrenched, Highly Repeating and Diversified Customer Base Blue - Chip Customer Base… (Relationship Length in Years for Top 10 Customers by Net Revenue) …Across Diverse End Markets (Representative Customers) 16 …with Tenured Relationships Driving Consistent Demand… (% of 2018A Net Revenue from top 15 customers) 1 Annual Customers 9,000+ Revenue from Repeat Customers 2 ~90% Note: 1. Calculated as the percentage of 2018 Net Revenue by customer tenure for Atlas’ top 15 accounts 2. Repeat customers defined as those that have used Atlas services at least twice in the past 3 years Annual Projects 50,000+ T&M or Cost - Plus Contracts 95%+ 30+ Years 27% 20 - 30 Years 25% 10 - 20 Years 44% <10 Years 4%

Growth Strategy 3

40% of testing and inspection services are outsourced 1 Multiple, independent secular macro trends underpin growth in target end markets and resilience through economics cycles Capitalize on Key Market Tailwinds $30bn Market for US infrastructure & construction TIC and environmental consulting 3 $4.6tn Spending need for aging US infrastructure through 2025 2 Source: 1. Global Market Insights 2. American Society of Civil Engineers 3. Orbis Research 4. Texas Department of Transportat ion 5. California Road Repair & Accountability Act 6. New York Department of Transportation 18 Transportation • Aging installed transportation base, 32% of major roads in mediocre or poor condition 2 • Growing outsourcing trends among public and private entities for testing, inspection and program management services Commercial • Increasing complexity and scrutiny of regulatory requirements driving demand for turnkey solutions • Professionalization of asset operators related to maintenance and integrity Education • Population growth and increasing access to education driving public school enrollments and creating need for new and updated facilities • Growing focus on environmental impact & sustainability in public and private schools Industrial & Environmental • Majority of US electric grid was built in the mid - 20th century with an intended lifespan of 50 years 2 • Broadening stress on US water network from outdated systems and population growth California • $14bn 20 - year infrastructure budget approved in 2018 • Over $130bn estimated backlog for road and bridge repairs 5 Georgia • 2015 Transportation Funding Act provides $10bn for infrastructure funding • Major Mobility Investment Program secures $11bn for large scale projects New York • Constant effort to improve New York’s transportation infrastructure (e.g. MTA) • DoT budget forecast of $12.0bn 6 End Market Drivers Key Geographic Developments Texas • TxDOT budget has grown +70% ($30bn) and staff decreased 15% 4 • 2019 Unified Transportation Program approves $75bn in projects through 2028

March 2018 March 2019 Ability to provide deep local expertise and leverage long - term relationships on a national scale has accelerated Atlas’ ability to win large contracts Note: 1. Backlog is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period 2. Large Contracts defined as greater than or equal to $5 million total contract value Growth in Large Contracts 1,2 Leverage National Scale and Local Expertise to Win Premiere Infrastructure Opportunities 19 Number of Large Contracts in Contracted Backlog 8 Georgia 6 Texas 6 Other 6 Georgia 2 Texas 2 Other 10 20 Contract Location Georgia DOT District 5 CEI GA Hidalgo County CMT Services TX Idaho National Laboratory ID Walmart National Asset Tagging Nationwide Delta Terminal Expansion LAX CA TxDOT Statewide Asphalt Overlay TX Recent Large Contract Win Examples 2  Leverage full - service platform and expertise to serve as a single - source infrastructure delivery solution  Service expansion allows Atlas to bid for larger, marquee contracts  Geographic expansion and scale allows Atlas to pursue additional large - scale contracts where local presence is high priority for customers

Drive Cross - Selling and National Accounts Strategy 20 Value Creation Strategy Successfully executing on cross - selling and national accounts strategy is leading to significant new wins Increase Wallet Share: capture additional revenues on new contract wins that would have been sub - contracted or lost 1 Cross - Sell Services: leverage expanded capabilities to cross - sell services 2 New Regional Customers: win new regional customers under Atlas’ increased scale, footprint and visibility 3 National Account Strategy: expand regional customers to national customers by providing multiple services across geographies 4 • Corpus Christi Harbor Bridge is the longest cable stay bridge in the US • Initially awarded $20m contract to perform construction quality assurance services • In 2018, by leveraging newly acquired special inspection capabilities, Atlas successfully won a contract to inspect cable fabrication • Rizzo International sought proposals to perform site geotechnical services for US Air Force facilities located in five states • Identification of cross - selling opportunities allowed Atlas to bid on geophysical elements of the contract, in addition to geotechnical services • Atlas won the contract, valued at $18m in total, with $2m generated from the cross - selling of geophysical services which would have otherwise been awarded to a third party • Atlas won a multi - year, multi - million dollar on - call contract with Jefferson Parish in Louisiana for roadway and drainage projects • Atlas was able to win the project as a result of collaboration between multiple offices and cross - selling expertise added via acquisition of ATC • Day - to - day project management and coordination will be provided by Atlas’ Louisiana operations, while drainage and design expertise will be provided by other offices • Historically services performed by Atlas for Walmart have been mainly environmental - related services with growth tied to retail locations • Atlas instituted national account strategy to increase cross - selling and national coverage • Now, Atlas performs material testing, facility assessment and asset management services at 3,615 stores nationwide • With new wins, gross revenues from Walmart are expected to increase by 2.7x from 2018A to 2019E Atlas Platform Strategy at Work 1 2 3 4

Disciplined M&A Strategy Atlas’ M&A strategy selectively targets companies that provide complementary low - risk services that will both benefit from and expand our national platform 21 Targeted Expansion of Services Selective Geographic Expansion Low - Risk Service Focus 1 2 3 Atlas will only pursue acquisitions that are intended to be accretive to long - term shareholder value x Specialty Inspection x Commissioning x Asset Management x Design Quality Assurance x Northeast Corridor x Colorado x Virginia x North Carolina x Florida x Testing & Inspection x Quality Assurance x Low - Risk Profile x T&M and Cost - Plus Contracts x Recurring O&M Base

Disciplined M&A Strategy Overview of Acquisition Pipeline Atlas has a well - developed “playbook” of identifying, integrating and scaling its acquired companies 22 Source: 1. American Society of Civil Engineers, IBIS World Total EBITDA in Pipeline ~$100m Region Strategic Rationale Southeast Enhance program management capabilities with specialty proprietary services Southeast Expansion into new growth transportation area Northeast Expand geographic diversity of service offerings with client targets Western Diversity of services with highly specialized inspection capabilities Southeast Geographic expansion with expanded services & client exposure Total Target Companies in Pipeline 20+ The Atlas Playbook • Leverage industry relationships to identify leading providers in targeted markets • Complete acquisition and maintain branding and local autonomy while integration commences • Begin early - stage integration IDENTIFY • Transition to the Atlas brand and align management on near and medium - term vision • Identify cross - selling opportunities • Consolidate back - office and other administrative functions INTEGRATE • Execute on cross - selling initiatives • Leverage platform capabilities to expand core competency • Incentivize sales personnel to drive cross - selling and educate customers on new capabilities SCALE Illustrative Acquisition Targets Companies operating in a highly fragmented market 1 140,000+ 1 2 3

Key Financial Metrics 4

Expanding Profitability and Exceptional FCF Generation 1,2 (pro forma adjusted EBITDA; $ in millions) Attractive Financial Profile Atlas’ financial profile is characterized by stable revenue, impressive earnings growth, expanding margins, and an exceptional free cash flow profile Stable Revenue Base with Accelerating Growth 1 (revenue; $ in millions) Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Atlas Adjusted EBITDA adjusted for public company costs of $2.5m and run - rate synergies of $7.5m 3. Defined as (Adjusted EBITDA less Capex) / Adjusted EBITDA 4. Defined as Adjusted EBITDA / Net Revenue 24 $343 $352 $396 $442 $437 $448 $482 $521 2017A 2018A 2019E 2020E Net Revenue Gross Revenue 2.5% 7.6% 8.1% 2.7% 12.4% 11.6% • Revenue growth accelerating due to successful execution • Net revenues outpacing gross revenues due to decreasing sub - contracting and pass - through revenues • High EBITDA margins indicative of Atlas’ technical expertise and mission - critical services • Exceptional free cash flow generation of 90% in 2018A 3 EBITDA Margin 4 16.3% 17.5% 17.2% 16.2% $52 $52 $63 $70 $56 $57 $69 $76 2017A 2018A 2019E 2020E Free Cash Flow Capex 91% 92% 90% 93% Free Cash Flow Conversion (%) 3

Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Calculated as Pro Forma Backlog / Gross Revenue with 2020 calculated as 2020E Gross Revenue / June 2019A Backlog Backlog Growth Drives High Confidence in Forecasts 25 Growth in Atlas’ backlog is outpacing forecast growth in revenues, underpinning strong confidence in forecasts Backlog Coverage 2 113% 112% 115% 117% 495 437 502 448 553 482 611 521 2016 Year- End Backlog 2017A Revenue 2017 Year- End Backlog 2018A Revenue 2018 Year- End Backlog 2019E Revenue June YTD Backlog 2020E Revenue Pro Forma Adjusted Gross Revenue and Backlog Coverage 1 ($ in millions) 1.4% 10.2% 10.5% 2.5% 7.6% 8.1%

June YTD Financial Update 26 Financial Performance 1 Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Q2 2019 figures reflect preliminary financial results 3. Atlas Adjusted EBITDA adjusted for annual public company costs of $2.5m and run - rate synergies of $7.5m Commentary • Strong momentum across all metrics as Atlas continues to successfully execute on its strategy • Gross revenues increased 6.0% in the six months ended June 30, 2019 as compared to June 30, 2018. Consolidated net revenues i ncr eased by 5.9% over the same period • The increase in gross and net revenues is due primarily to the expansion in key contracts and the award of new business • Adj. EBITDA is up 20.5% in the six months ended June 30, 2019 as compared to June 30, 2018 driven by expansion of the platfor m a nd operational improvements $216 $229 $174 $184 $25 $31 2018 H1 2019 H1 Adj. Gross Revenue Net Revenue Adj. EBITDA June YTD Adj. Gross Revenue, Net Revenue and Adj. EBITDA 2,3 ($ in millions) 5.9% 6.0% 20.5%

Transaction Overview 5

Transaction Overview Sources & Uses 1 Implied Enterprise Value 1 Pro Forma Ownership 1 (%) Management and Board • Joe Boyer and Walter Powell to remain as CEO and CFO of Atlas with existing management team continuing to run the business • Steve Kadenacy to serve as Executive Chairman post closing • BCP (Bernhard Capital Partners) will hold 2 board seats post closing 1 Note: 1. Assumes no redemptions and excludes 23.75 million out - of - the - money warrants 2. Includes $200 million of cash raised from investors and $2.6 million of estimated interest earned on the trust account 3. Transaction is being structured with a step up in tax basis of the acquired assets, which creates a significant tax shield; N PV value uses 10% discount rate 4. Management estimates 5. Atlas Adjusted EBITDA and multiple adjusted for public company costs of $2.5m, run - rate synergies of $7.5m and tax benefit from asset step up 28 $ in Millions, except per share values Valuation and Ownership PF Ownership Shares (m) Boxwood Public Shareholders 20.3 SPAC Founder Shares and Other 5.3 BCP Rollover Equity 10.2 Management Rollover Equity 8.2 Total Shares 44.0 Illustrative Price / Share $10.00 Implied Equity Value at Close $439.5 Add: Net Debt 270.0 Implied Enterprise Value $709.5 Less: NPV of Tax Benefit from Asset Step Up 3 (55.0) Tax Adjusted Enterprise Value $654.5 2019E Net Leverage 69.4 3.9x 2020E Net Leverage 4 75.9 3.1x Tax Adj. Enterprise Value / Adj. EBITDA Adj. EBITDA 5 xEBITDA 2019E 69.4 9.4x 2020E 75.9 8.6x $ in Millions Sources of Funds Cash in Trust 2 $202.6 New Debt 270.0 BCP Rollover Equity 102.2 Management Rollover Equity 82.2 Total Sources $657.0 Uses of Funds Debt Paydown $173.3 Cash Proceeds to Seller 259.3 BCP Rollover Equity 102.2 Management Rollover Equity 82.2 Transaction Fees and Expenses 40.0 Total Uses $657.0 Management rollover 100% of equity held pre - transaction Boxwood Public Shareholders 46% SPAC Founder Shares and Other 12% BCP Rollover Equity 23% Management Rollover Equity 19%

91.2% 91.0% 94.4% 79.3% 87.8% 78.5% 85.5% Atlas - for formatting purp NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 17.5% 17.3% 11.3% 21.4% 10.2% 19.9% 13.1% Atlas - for formatting purp NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 29 Source: Atlas Management, FactSet, company filings; Market data as of 8/9/2019; EBITDA as % of Net Revenue where available Note: 1. Atlas Adjusted EBITDA, multiple and Illustrative Enterprise Value adjusted for $2.5m of public company costs, $7.5m of run - rate synergies and tax benefit from asset step - up; Illustrative Enterprise Value at $10.00 per share 2. Defined as (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA 3. Engineering & Design (“E&D”) Peers: NV5 Global, Inc., Tetra Tech, Inc., Parsons Corporation, Stantec Inc., WSP Global Inc., J aco bs Engineering Group Inc. and AECOM 4. Testing & Inspection (“T&I”) Peers: Applus Services, S.A., ALS Limited, Bureau Veritas S.A., Intertek Group plc and SGS S.A. 5. Professional Services Peers: Accenture plc, Booz Allen Hamilton Inc., CGI Inc., FTI Consulting, Inc., Huron Consulting Group, IC F International, Inc. and Navigant Consulting, Inc. 3 4 5 Key Peers Mean: 16.7% 3 4 5 Key Peers Mean: 88.2% 2019E EBITDA Margin (%) 2019E Free Cash Flow Conversion 2 (%) Superior Margins and FCF Conversion 1 1

9.4x 11.8x 16.7x 18.6x 12.6x 14.4x 15.3x Atlas - Implied Enterprise Value NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 8.6x 10.8x 15.7x 14.8x 11.2x 11.4x 13.4x Atlas - Implied Enterprise Value NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers Compelling Valuation Relative to Peers 30 Source: Atlas Management, FactSet, company filings; Market data as of 8/9/2019 Note: 1. Atlas Adjusted EBITDA, multiple and Illustrative Enterprise Value adjusted for $2.5m of public company costs, $7.5m of run - rate synergies and tax benefit from asset step - up; Illustrative Enterprise Value at $10.00 per share 2. Defined as Adjusted EBITDA less capital expenditures 3. Engineering & Design (“E&D”) Peers: NV5 Global, Inc., Tetra Tech, Inc., Parsons Corporation, Stantec Inc., WSP Global Inc., J aco bs Engineering Group Inc. and AECOM 4. Testing & Inspection (“T&I”) Peers: Applus Services, S.A., ALS Limited, Bureau Veritas S.A., Intertek Group plc and SGS S.A. 5. Professional Services Peers: Accenture plc, Booz Allen Hamilton Inc., CGI Inc., FTI Consulting, Inc., Huron Consulting Group, IC F International, Inc. and Navigant Consulting, Inc. EV / 2020E EBITDA EV / 2020E Free Cash Flow 2 3 4 5 3 4 5 Key Peers Mean: 13.7x Key Peers Mean: 15.7x 1 1

$34.00 $10.00 +$2.00 +$1.00 +$8.00 +$7.00 +$6.00 $10.00 / Share 2020 Plan Accretive M&A Multiple Re-rating Organic Growth Accretive M&A Atlas Atlas’ Potential Value Creation 31 Illustrative Share Price 1,2 Executing on Near - Term Plan Medium Term Growth Pre - Transaction Source: Capital IQ, Market data as of 8/9/2019 Note: 1. Assumes no redemptions 2. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 3. Key Peers: NV5 Global, Inc., Tetra Tech, Inc., and Intertek Group plc 4. Acquisitions of 6.0x EBITDA completed through 4.0x debt and 2.0x equity issuance Execution of Plan 1 • Achieving 2020 Revenue and EBITDA targets through successful execution on platform strategy, cross - selling, new contract wins and unwinding of backlog Accretive M&A 4 2 • Continued successful execution of Atlas’ M&A playbook • Illustrative plan of $100m of net revenue acquired in FY2020 at 17.5% EBITDA margins (in line with current Atlas margins) Multiple Re - rating 3 • Illustrative trading multiple of 15.0x EV/LTM EBITDA (~1.0x below the mean of key peer group 3 ) Illustrative Organic Growth through 2022 4 • Annual net revenue growth in line with current backlog growth of 10% through 2022 with margins being held in line with FY2020 1 2 3 4 5 Delivers annual value of $6.00 - $7.00 Illustrative M&A through 2022 4 5 • Value of continued M&A of $100m net revenue into the year 2022 at 17.5% EBITDA margins (in line with current Atlas margins)

Conclusion: Highly Compelling Investment Opportunity Atlas and Boxwood’s combination pairs highly complimentary capabilities, relationships and skillsets 32 Strong company fundamentals: low risk, pure technical services company with a national platform 1 Best - in - class cash flow performance: leading EBITDA margins, high FCF conversion, and attractive tax attributes 2 Significant upside: cross - selling strategy and accretive M&A can drive growth significant above plan 3 Unique opportunity to partner with proven industry veterans: shared vision of Joe Boyer, Steve Kadenacy and Macquarie 4

Appendix A

Atlas Management Team Atlas is led by an experienced, entrepreneurial management team with a proven track record of driving value for customers, employees, and shareholders 34 The senior management team consists of long - tenured industry veterans with vast experience that enables close working relationsh ips with customers and operating partners Joe Boyer, CEO  30+ years of experience  Previously served as CEO of Atkins North America  Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division Walter Powell, CFO  25+ years of experience  Previously served as an Audit Partner with Deloitte & Touche , LLP where he was responsible for audits of public and private companies ranging in size from $20 million in revenue to $40 billion in revenue Bobby Toups, Divisional Leader  35+ years of experience  Previous industry experience includes positions with Fluor Daniel GTI, Groundwater Technology, and Fluid Dynamics Maghsoud Tahmoressi , PE, Divisional Leader  30+ years of experience  Formerly State Bituminous Engineer for the Texas Department of Transportation Gary Cappa , Divisional Leader  35+ years of experience  Previously served as a project manager at Signet Testing Laboratories Buddy Gratton, PE, Divisional Leader  30+ years of experience  Formerly Deputy Commissioner for the Georgia Department of Transportation

Reconciliation of Non - GAAP Items 1 2 3 4 35 Description Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Quarterly results are preliminary, unaudited and have not yet been reviewed by the Company’s outside auditors and are therefo re subject to revision 3. FY2017 reflects amounts per the combined audited financials statements plus the following results in 2017 for businesses prio r t o their acquisition by Atlas in USD thousands: Revenues of $32,002, Net Income of $880, Interest of $55, D&A of $197, Tax of $293 and EBITDA of $1,425 4. FY2018 reflects amounts per the combined audited financials statements plus the following results in 2018 for businesses prio r t o their acquisition by Atlas in USD thousands: Revenues of $23,709, Net Income of ($49), Interest of $263, D&A of $353, Tax of $4 and EBITDA of $571 5. Calculated as Pro Forma Adjusted EBITDA / Net Revenue 6. Calculated as Pro Forma Adjusted EBITDA less Capex / Pro Forma Adjusted EBITDA Summary 1,2,3,4 5 5 ▪ Non - cash increase in fair value of earnout adjustment : Non - cash expense to reflect increase in fair value of the earnout recorded in 2017 in connection with Atlas’ acquisition of ETS ▪ Corporate entity formation adjustments : Operating costs incurred as part of the formation of Atlas Technical Consultants corporate entity on a pro forma basis to reflect such net costs as if they were incurred at the beginning of the period, net of related pro forma cost savings such as insurance and office closures related to the acquisitions made by Atlas in 2017 ▪ Non - recurring expense adjustments : Non - recurring expenses related to Atlas acquisitions such as compensation for previous owners and management not continuing (nor replaced) after acquisition by Atlas, headcount reductions, severance costs, systems implementation, transaction - related costs and one - time legal fees ▪ Normalization adjustments : Adjustments to remove the impact of unusual factors that management has determined to be non - recurring and/or not representative of the operating performance of the business including discontinued operations, non - recurring loss contract, losses incurred in investment of new offices, and instances where Atlas recorded income or expenses related to prior periods ▪ Pro forma adjustments : Cost saving synergy programs being implemented by Atlas and ATC in conjunction with their 2019 combination, including headcount reductions, sourcing, facilities and information technology . Excludes costs to implement such cost savings programs . Actual amount of the synergies may differ materially from such estimates as our ability to realize such synergies is subject to risks and uncertainties 1 2 3 4 5 Pro Forma Adjusted Gross and Net Revenue $ in Thousands FY17 FY18 YTD June 2018 YTD June 2019 Gross revenue 449,674 450,042 218,438 229,280 Pro forma net adjustments (12,967) (2,480) (2,076) - Pro forma adjusted gross revenue 436,707 447,562 216,362 229,280 Less subcontractor services and other direct costs, adjusted (93,571) (95,315) (42,814) (45,572) Pro forma adjusted net revenue 343,136 352,247 173,548 183,708 Pro Forma Adjusted EBITDA $ in Thousands FY17 FY18 YTD June 2018 YTD June 2019 Net income from continuing operations 23,024 11,996 (2,723) 4,015 Taxes 2,592 351 3,530 4,885 Interest 559 7,050 78 210 Depreciation and amortization 10,642 20,395 13,635 14,083 EBITDA 36,817 39,792 14,519 23,193 Non - cash increase in fair value of earnout adjustment - 2,750 - - Corporate entity formation adjustments (2,046) (771) (392) - Non - recurring expense adjustments 15,981 8,660 6,157 3,605 Normalization adjustments 237 1,599 2,628 1,440 Pro forma adjustments 7,544 7,517 3,791 3,674 Public company costs (2,500) (2,500) (1,250) (1,250) Pro forma adjusted EBITDA 56,033 57,047 25,454 30,662 Free Cash Flow $ in Thousands FY17 FY18 YTD June 2018 YTD June 2019 Pro forma adjusted EBITDA 56,033 57,047 25,454 30,662 Capital expenditures (4,131) (5,537) (2,501) (4,339) Free cash flow 51,902 51,510 22,953 26,323 EBITDA Margin and FCF Conversion $ in Thousands FY17 FY18 YTD June 2018 YTD June 2019 Net revenue 343,136 352,247 173,548 183,708 Pro forma adjusted EBITDA 56,033 57,047 25,454 30,662 Free cash flow 51,902 51,510 22,953 26,323 Pro forma adjusted EBITDA margin (%) 5 16.3% 16.2% 14.7% 16.7% Pro forma free cash flow conversion 6 92.6% 90.3% 90.2% 85.8%

Synergy and FCF Reconciliation 36 1 2 3 Summary Note: 1. Atlas Adjusted EBITDA adjusted for public company costs of $2.5m and run - rate synergies of $7.5m Free Cash Flow $ in Thousands FY19 FY20 Adjusted EBITDA 1 69,400 75,900 Capital Expenditures (6,084) (6,337) Free Cash Flow 63,316 69,563 Run - Rate Synergies $ in Thousands Labor Synergies 3,146 Facilities Synergies 2,146 Sourcing Synergies 2,225 Annual Run - Rate Estimate 7,517 Synergies are mostly executed in second half of 2019 ▪ Labor Synergies : Cost savings to be realized through reorganizing regional leadership and support functions ▪ Facilities Synergies : Opportunities to reduce or eliminate facilities footprint within overlapping metro market and reduce occupancy costs ▪ Sourcing Synergies : Synergy saving from combined purchasing power with vendors across multiple spend categories, including office expense, equipment & supplies, business insurance, travel and professional services 1 2 3 Description